UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada		001-33166	20-4745737

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive			89144
Las Vegas,	Nevada

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7    Regulation FD

Item 7.01            Regulation FD.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The Exhibit is a transcript of the investor call held on October 24, 2019, following the issuance of the press release reflecting the Company’s earnings for the three and nine month periods ended September 30, 2019. The transcript contains certain information about the Company, the Company’s financial and operating results, competitive position and business strategy and responses to questions posed by market analysts. Statements in the transcript furnished as Exhibit 99.1 are based on management’s views of current market conditions. The investor call was available live on the Company’s website and a recording of the presentation has been posted on the Company’s website at ir.allegiantair.com.

The transcript is the written version of a conversational presentation. The participants in the call provided general and market observations, market strategy, their perceived view of market and industry developments and opinions about the prospects of the Company. Various numbers or statistics cited are approximations and are not intended to be precise, but rather, generalizations to help frame the discussion of the questions posed. The transcript should be read with these factors in mind.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future expenses, revenues, earnings, ASM growth, fuel consumption, expected capital expenditures, number of contracted aircraft to be placed in service in the future, the development and financing of our Sunseeker Resort, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on third parties to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt covenants and balances, the ability to finance aircraft under contract, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, the ability to successfully develop and finance a resort in Southwest Florida, governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

Exhibit No.	Description of Document

99.1	Transcript (unedited) of Earnings Call on October 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory Anderson
	Name:	Gregory Anderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Transcript (unedited) of Earnings Call on October 24, 2019

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